UNITED STATES
SECURITIES AND EXCHANGE COMMSSION
WASHINGTON, D.C. 20549




FORM 8-K/A
Current Report Pursuant to SECTION 13 OR 15(d) OF THE SECURITIES
AND EXCHANGE ACT OF 1934


Date: June 10, 2001
Commission file number: 0-28035


EMC GROUP, INC.
     FLORIDA                                             05-9346551
State of incorporation                              (IRS Employer number)


ADDRESS OF PRINCIPAL EXECUTIVE OFFICE:
346 Tanager Court
Lakeland, Florida 33803
Telephone: 863-619-6353










Item 4. Changes in Registrant's Certifying Accountant.
Item 304 of Regulation S-K
(a) (1)
       (i) The former independent auditor, Mr. David R. Ramos, CPA resigned effective May 1, 2000.
      (ii) The audited financial statements prepared by Mr. David R. Ramos, CPA, for the years ended 1999 and 1998 contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

    (iii) (A)  Not applicable
          (B)  Not applicable

     (iv) During the most recent fiscal years and any subsequent interim period preceding the resignation of the Company's former independent auditor, Mr. David R. Ramos, CPA, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or audit scope of procedure.

     (v) (A) The company's former independent auditor, Mr. David R. Ramos, CPA, was satisfied with the Company's internal controls necessary to develop reliable financial statements.

         (B) The company's former independent auditor, Mr. David R. Ramos, CPA, was satisfied with the Company's management's representations in order to prepare the audited financial statements.

         (C) (1) The company's former independent auditor was satisfied with the information provided, and subsequently there was no need to expand significantly the scope of the audit.
             (2) The Company's former independent auditor did not resign due to audit scope limitations. Mr. David R. Ramos, CPA, saw no need to expand the scope of the audit or conduct any further investigation.

         (D) (1) The Company's former independent auditor did not advise the Company of any information that could or would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction would prevent it from rendering an unqualified audit report on those financial statements, and

             (2) There were no issues to be resolved between the
                 Company's former independent auditor and the Company.

  (2) On June 6, 2000, the Company engaged the services of Parks, Tschopp, Whitcomb & Orr, P.A., CPA's to audit the financial statements of the Company.

   (i) Neither the Company's management nor anyone else acting on the Company's behalf consulted with the newly engaged accounting firm on any matters with respect to accounting principles or any other matter, oral, written or otherwise, other than that the audited financial statements are required to be in conformance with accounting requirements of the Security and Exchange Commission.

 (ii) Not applicable.
      (A) There are no disagreements with the accountants and therefore there were no issues subject to consultations.

      (B) There were no views expressed by the newly engaged accountants written or orally on any issue, since no issues or disagreements existed.

     (C) Since there were no issues to be reviewed or resolved by the Company's former independent auditor, the need to consult with the former accountant did not exist.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                EMC GROUP, INC.
                                                   Registrant
Date: June 10, 2001
                                                /s/Erhard Sommer
                                                 President